PRUDENTIAL STOCK INDEX FUND
a series of Prudential Investment Portfolios 8

Supplement dated June 8, 2012 to the Prospectus, Summary Prospectus and Statement of Additional Information dated November 30, 2011

On June 6, 2012, the Board of Trustees of Prudential Stock Index Fund (the “Fund”) approved the early conversion of the Fund’s Class B shares into Class A shares, and the closing of the Fund’s Class B shares to all purchases, including exchanges, as well as termination of the Fund’s Class B shares.

Effective as of the date of this supplement, the Fund’s Class B shares are closed to all purchases, including exchanges. Conversion of the Fund’s Class B shares into Class A shares will occur as soon as practicable, and is anticipated to occur on or about July 9, 2012.

Upon conversion of the Fund’s Class B shares into Class A shares, any contingent deferred sales charge (CDSC) liability will be waived.The early conversion of the Fund’s Class B shares into Class A shares is not expected to be a taxable event for federal income tax purposes, and should not result in recognition of gain or loss by converting shareholders.

LR421